UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2012

Date of reporting period:  September 30, 2012

Item 1. Reports to Stockholders.

Alpha Defensive Growth Fund

Class I	ACDEX

Alpha Opportunistic Growth Fund

Class I	ACOPX

ANNUAL REPORT

September 30, 2012

To the shareholders of the Alpha Defensive Growth Fund:

Thank you for your support of the Alpha Capital Funds.  Alpha Capital has been managing multi-manager, daily-liquid alternative investment strategies for over three years in separate account structures.  In order for a broader audience to be able to access Alpha Capital’s unique investment strategies, we launched the Alpha Defensive Growth Fund (ACDEX) on January 31, 2011 with $5 million of seed capital.  We are pleased to report that the mutual fund currently has net assets of $15.9 million as of September 30, 2012.  The Fund’s investment objective is to achieve capital preservation.  In pursuing its objective, the Fund looks to emphasize absolute (positive) returns and low volatility across all market cycles.

Performance

The Fund posted a gain of 7.13% net of fees from October 1, 2011 to September 30, 2012.  This performance outpaced the HFRI Fund of Funds Composite benchmark, which returned 2.89% over the period.  We are very pleased with the Fund’s performance in both absolute and relative terms.  Please see the table below for additional results compared to broad market indices:

Average Annual Total Returns as of 9/30/12

			Inception
			(1/31/11)
			to
	YTD	1 Year	9/30/2012
Alpha Defensive Growth Fund (ACDEX)	5.22%	7.13%	3.48%
Barclays Aggregate Bond Index	3.99%	5.16%	7.06%
HFRI Fund of Funds Composite Index	3.38%	2.89%	-1.62%

Net Expense Ratio:  2.14%^  Gross Expense Ratio:  4.35%

^  The advisor has contractually agreed to waive fees through January 28, 2013.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Performance Attribution and Portfolio Changes

There were several fund changes during the fiscal year, although the risk profile of the Fund remained fairly constant for the period.  From an allocation standpoint, we added exposure to Treasury inflation-protected securities (TIPS) through the PIMCO Real Return Fund.  We removed exposure to high yield (Hotchkis & Wiley High Yield Fund), dedicated residential mortgage backed securities (RMBS) (DoubleLine Total Return Bond Fund), and hedge fund replication (ASG Diversified Strategies Fund).  We plan to reallocate to high yield when spreads look more attractive, and we have maintained an allocation to RMBS through the RiverNorth/DoubleLine Strategic Income Fund.

Alpha Capital began the fiscal year with an investment in a global macro strategy through the Eaton Vance Global Macro Absolute Return Fund.  We terminated the strategy in November due to capacity concerns and disappointing returns and chose a bearish global macro fund, the Evercore Wealth Management Macro Opportunities Fund, as a replacement.  The Evercore fund had a maximum drawdown of greater than 20%, however, and was eliminated from the Fund in May of 2012.  We currently do not have an allocation to global macro, as the strategy has difficulty adding value in the current market environment.

As the liquid alternative space grows, Alpha Capital continues to find attractive new options which fit well within our existing portfolio, and we therefore had some manager replacements occur as well.  During the fiscal year, Alpha Capital replaced the Turner Spectrum Fund with a new mutual fund offering, the BlackRock Emerging Markets Long/Short Equity Fund.  We believe the alpha potential is outstanding in emerging markets equity, so a long/short manager with close to market neutral exposure is ideal for the Defensive Growth strategy.  To supplement our investment in the Arbitrage Fund, a pure merger arbitrage strategy, we added the AQR Diversified Arbitrage Fund.  True to its name, AQR offers diversification in arbitrage strategies by using convertible arbitrage, merger arbitrage, and special situations.  We also added Westwood Income Opportunity Fund, an income focused fund with the ability to move into sectors such as real estate investment trusts (REITs), master limited partnerships (MLPs), high yield bonds, and equities as opportunities arise.  The Westwood Income Opportunity Fund has historically provided a good offset to Berwyn Income Fund; however, correlations between the two funds were higher than expected while Alpha Capital was invested.  We chose to maintain our investment in the Westwood Income Opportunity Fund and therefore terminated the Berwyn Income Fund during the year.

The underlying strategies that added most to performance for the year were credit-focused managers and gold.  In particular, emerging markets debt, global bonds, non-agency mortgage securities, and closed-end fixed income arbitrage were the top performers.  This was particularly true in the third quarter of 2012, as higher yielding fixed income securities and gold posted strong returns.  Given the 4-5% volatility target of the Fund, the bulk of the Fund’s underlying assets are in these types of strategies, and we were pleased with their performance over the time period.  Our market neutral strategies and TIPS also had a positive impact on Fund performance over the trailing one-year period.  The only two detractors from returns were a hedge fund replication fund (ASG Diversified Strategies Fund) which was terminated in April 2012 and a bearish global macro fund (Evercore Wealth Management Macro Opportunities Fund) terminated in May 2012.

Capital Markets Review

During the past year, the markets rotated between “risk-off” and “risk-on” environments.  In the fourth quarter of 2011 and first quarter of 2012, the overall theme was “risk-on” as equity markets rallied sharply and lower quality bonds generated gains.  Going into the fiscal year, Alpha Capital believed that capital would begin to be redeployed into other asset classes and out of U.S. Treasuries and U.S. dollars.  This was seen in the fourth quarter of 2011 with equity markets rebounding off October lows.  The Russell 2000® Index led the equity markets with an outstanding return of 15.47%, while the MSCI EAFE Index lagged broad equity markets with a 3.33% return.  Global markets continued to rally through the start of 2012 on the reduced fears of systemic risk in Europe.  The main factors were an extension of the European Central Bank’s LTRO (Long Term Refinancing Option) program and the austerity plan passed by Greek officials.  Around the globe, the Bank of Japan also implemented a major quantitative easing program, while China cut bank reserve requirement rates and the U.S. Federal Reserve (Fed) purchased long-term Treasuries weekly.

The second quarter of 2012 was characterized by “risk off,” as investors sought safe, yield-rich securities and U.S. Treasuries at the expense of higher beta stocks and non-U.S. equities.  The S&P 500® Index dropped 2.75% and international markets fared worse, with the MSCI EAFE declining 7.13% and MSCI Emerging Markets down almost 9%.  However, risky assets made a comeback in the third quarter in yet another “risk on” environment despite mixed economic results.  Second quarter GDP growth was revised downward to 1.3% and unemployment remained high.  However, the housing market was a bright spot as it continued to show signs of improvement and corporate profits increased.  In this environment, large cap U.S. equities outperformed small cap, while international markets outperformed U.S. markets.

The printing of money by central banks continued unabated in the second and third quarters of 2012.  In the U.S., the Fed continued the second stage of Operation Twist, purchasing $100 billion of short dated bonds and issuing long dated bonds.  The Fed also announced a new program, “Open Ended Quantitative Easing,” to buy $40 billion of mortgage-backed securities (MBS) each month for an unspecified period of time.  European Central Bank President Draghi announced a program to purchase unlimited sovereign debt from troubled European countries such as Spain and Italy.  Meanwhile, the Bank of Japan boosted its asset purchase plan to 80 trillion Yen during the third quarter.

Outlook

Looking forward into 2013, Alpha Capital has a neutral view of risk taking.  Austerity plans around the globe are unpopular and unsustainable.  With the looming fiscal cliff, there are many unanswered questions on the political landscape for the U.S. economy.  Although central banks around the world have been attempting to print their way out of debt overhang and growth problems, this is unsustainable.  We believe that global capital markets will continue to exhibit choppiness in terms of volatility.  There are positive signs in Europe as the European Union continues to work through its issues slowly.  However, there is a long way to go before the markets will consider Europe to be stable, and we expect that the European debt crisis will continue to impact world economies.  In the U.S., many consider the run-up in asset prices to be unsustainable, with the S&P 500® Index up 30% in the past year.  With the Fed determined to keep rates low for the foreseeable future, investors continue to deploy capital into fixed income, and the yield on the 10-year Treasury hit a record low of 1.4% on July 25, 2012.  While fixed-income is working in the current environment, bond investors will likely face significant losses as interest rates rise.  At Alpha Capital, we believe that prudent investors should be seeking out alternative investments before the bond markets start to decline.

Philosophically, we continue to believe that a diversified portfolio of asset classes and strategies will enable the well-positioned investor to survive the ongoing bouts of market uncertainty and volatility that we are likely to see in the coming year.  The Fund is constructed to give investors exposure to numerous asset classes and investment strategies, so that some managers will likely perform well to offset others who are not.  Although a portfolio of 60% equities and 40% bonds has worked well recently, we firmly believe that this is unsustainable and that diversifying away from these two pillars is crucial.  Currently, the Fund contains diversifiers such as arbitrage and market neutral strategies in addition to long-only and long-short credit strategies.  We have been pleased with our performance over the past year and remain committed to the strategy of the Fund.

Thank you for your continued confidence in Alpha Capital Funds Management.

Regards,

Bradley H. Alford, CFA
Chief Investment Officer

Opinions expressed are subject to change at any time, are not guaranteed should not be considered investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds.  The Funds will bear its share of the fees and expenses of the underlying funds.  Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds.  Small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  Investments in asset backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.  Because the funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities.  The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds.  Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors.  The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks.  These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not to be interpreted as an offer of these securities.

Correlation is a measure of the interdependence of two random variables.

Alpha: Alpha measures risk-adjusted performance, factoring in the risk due to the specific security, rather than the overall market.  A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%, adjusted for the risk taken (as measured by beta).  Correspondingly, a similar negative alpha would indicate an underperformance of 1%, adjusted for risk.

Beta: Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500.  A beta of 1 indicates that the security’s price will move with the market.  A beta of less than 1 means that the security will be less volatile than the market.  A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

The Barclays Aggregate Bond Index is a broad based-benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS.  The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.

The HFRI Fund of Funds Composite Index is an equal-weighted index that includes both domestic and offshore fund of funds.  Funds included in the index invest with multiple managers through funds or managed accounts.  The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio.  A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

The S&P 500® Index is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States.  The stocks included in the S&P 500 are those of large publicly held companies that trade on either of the two largest American stock market exchanges; the New York Stock Exchange and the NASDAQ.

The Russell 2000® Index is a capitalization-weighted index which is a subset of the Russell 3000 Index, representing approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) is a capitalization weighted benchmark of foreign common stocks.  The index is an aggregate of 21 individual country indices that collectively represent many of the major developed world markets.

The Morgan Stanley Capital Emerging Markets Index is a capitalization weighted benchmark of foreign common stocks.  The index is an aggregate of 21 individual country indices that collectively represent many of the major emerging markets countries.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

To the shareholders of the Alpha Opportunistic Growth Fund:

Thank you for your support of the Alpha Capital Funds.  Alpha Capital has been managing multi-manager, daily-liquid alternative investment strategies for over three years in separate account structures.  In order for a broader audience to be able to access Alpha Capital’s unique investment strategies, we launched the Alpha Opportunistic Growth Fund (ACOPX) on January 31, 2011 with $5 million of seed capital.  We are pleased to report that the mutual fund currently has net assets of $11.8 million as of September 30, 2012.  The objective of the Fund is to achieve long-term capital appreciation.  In pursuing its objective, the Fund looks to emphasize risk-adjusted returns and lower volatility when compared to broad-based equity market indices.

Performance

The Fund posted a gain of 9.33% net of fees from October 1, 2011 to September 30, 2012.  This performance outpaced the HFRI Fund of Funds Composite benchmark, which returned 2.89% over the period, but fell short of the S&P 500® Index, which returned 30.20%.  We are very pleased with the Fund’s performance in both absolute and relative terms year-to-date in 2012, although as discussed in our last shareholder letter, we were disappointed with returns in 2011 which have affected the since inception track record of the mutual fund.  Please see the table below for additional results compared to broad market indices:

Average Annual Total Returns as of 9/30/12
			Inception
			(1/31/11)
			to
	YTD	1 Year	9/30/2012
Alpha Opportunistic Growth Fund (ACOPX)	6.89%	9.33%	0.35%
S&P 500® Index	16.44%	30.20%	9.42%
HFRI Fund of Funds Composite Index	3.38%	2.89%	-1.62%

Net Expense Ratio: 2.07%^ Gross Expense Ratio: 4.16%

^  The advisor has contractually agreed to waive fees through January 28, 2013.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Performance Attribution and Portfolio Changes

There was a number of underlying fund changes during the past year.  We eliminated two funds with multi-asset managers, Permanent Portfolio and PIMCO All Asset All Authority Fund, at the end of 2011 in order to have more control over the asset classes included in the Fund.  Additionally, we sought to reduce the number of equity funds by removing small cap equity Royce Premier Fund and small- and mid-cap equity Tocqueville Select Fund.  We also removed the Grizzly Short Fund, as we prefer the asymmetrical return pattern of PIMCO StocksPLUS TR Short Strategy, which invests its collateral in a total return bond strategy and therefore dampens the short equity component in times of market rallies.

We added two new asset classes to the Fund during the year.  In May of 2012, we initiated a position in a fund that invests in master limited partnerships (MLPs), FAMCO MLP & Energy Income Fund, which has the ability to invest across the capital structure to broaden the MLP opportunity set.  Additionally, we added the PIMCO Real Return Asset Fund, which invests in longer-duration Treasury inflation-protected securities (TIPS).

Our underlying managers performed very well over the trailing year period.  Wasatch Emerging Markets Small Cap Fund, Stone Harbor Emerging Market Debt Fund, and Robeco Boston Partners Long/Short Equity Fund were among the top contributors to performance.  Our risk parity allocation also added value.  As expected, given that the S&P 500® Index was up 30.2%, the only two funds which detracted value over the trailing year were our short equity funds, Grizzly Short Fund (removed in May 2012) and PIMCO StocksPLUS TR Short Strategy.

Capital Markets Review

During the past year, the markets rotated between “risk-off” and “risk-on” environments.  In the fourth quarter of 2011 and first quarter of 2012, the overall theme was “risk-on” as equity markets rallied sharply and lower quality bonds generated gains.  Going into the fiscal year, Alpha Capital believed that capital would begin to be redeployed into other asset classes and out of U.S. Treasuries and U.S. dollars.  This was seen in the fourth quarter of 2011 with equity markets rebounding off October lows.  The Russell 2000® Index led the equity markets with an outstanding return of 15.47%, while the MSCI EAFE Index lagged broad equity markets with a 3.33% return.  Global markets continued to rally through the start of 2012 on the reduced fears of systemic risk in Europe.  The main factors were an extension of the European Central Bank’s LTRO (Long Term Refinancing Option) program and the austerity plan passed by Greek officials.  Around the globe, the Bank of Japan also implemented a major quantitative easing program, while China cut bank reserve requirement rates and the U.S. Federal Reserve (Fed) purchased long-term Treasuries weekly.

The second quarter of 2012 was characterized by “risk off,” as investors sought safe, yield-rich securities and U.S. Treasuries at the expense of higher beta stocks and non-U.S. equities.  The S&P 500® Index dropped 2.75% and international markets fared worse, with the MSCI EAFE declining 7.13% and MSCI Emerging Markets down almost 9%.  However, risky assets made a comeback in the third quarter in yet another “risk on” environment despite mixed economic results.  Second quarter GDP growth was revised downward to 1.3% and unemployment remained high.  However, the housing market was a bright spot as it continued to show signs of improvement and corporate profits increased.  In this environment, large cap U.S. equities outperformed small cap, while international markets outperformed U.S. markets.

The printing of money by central banks continued unabated in the second and third quarters of 2012.  In the U.S., the Fed continued the second stage of Operation Twist, purchasing $100 billion of short dated bonds and issuing long dated bonds.  The Fed also announced a new program, “Open Ended Quantitative Easing,” to buy $40 billion of mortgage-backed securities (MBS) each month for an unspecified period of time.  European Central Bank President Draghi announced a program to purchase unlimited sovereign debt from troubled European countries such as Spain and Italy.  Meanwhile, the Bank of Japan boosted its asset purchase plan to 80 trillion Yen during the third quarter.

Outlook

Looking forward into 2013, Alpha Capital has a neutral view of risk taking.  Austerity plans around the globe are unpopular and unsustainable.  With the looming fiscal cliff, there are many unanswered questions on the political landscape for the U.S. economy.  Although central banks around the world have been attempting to print their way out of debt overhang and growth problems, this is unsustainable.  We believe that global capital markets will continue to exhibit choppiness in terms of volatility.  There are positive signs in Europe as the European Union continues to work through its issues slowly.  However, there is a long way to go before the markets will consider Europe to be stable, and we expect that the European debt crisis will continue to impact world economies.  In the U.S., many consider the run-up in asset prices to be unsustainable, with the S&P 500® Index up 30% in the past year.  With the Fed determined to keep rates low for the foreseeable future, investors continue to deploy capital into fixed income, and the yield on the 10-year Treasury hit a record low of 1.4% on July 25, 2012.  While fixed-income is working in the current environment, bond investors will likely face significant losses as interest rates rise.  At Alpha Capital, we believe that prudent investors should be seeking out alternative investments before the bond markets start to decline.

Philosophically, we continue to believe that a diversified portfolio of asset classes and strategies will enable the well-positioned investor to survive the ongoing bouts of market uncertainty and volatility that we are likely to see in the coming year.  The Fund is constructed to give investors exposure to numerous asset classes and investment strategies, so that some managers will likely perform well to offset others who are not.  Although a portfolio of 60% equities and 40% bonds has worked well recently, we firmly believe that this is unsustainable and that diversifying away from these two pillars is crucial.  Currently, the Fund contains diversifiers such as MLPs and risk parity in addition to long-only and long-short equity strategies.  We have been pleased with our performance over the past year and remain committed to the strategy of the Fund.

Thank you for your continued confidence in Alpha Capital Funds Management.

Regards,

Bradley H. Alford, CFA
Chief Investment Officer

Opinions expressed are subject to change at any time, are not guaranteed should not be considered investment advice.

Mutual fund investing involves risk.  Principal loss is possible.  Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds.  The Funds will bear its share of the fees and expenses of the underlying funds.  Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds.  Small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  These risks are greater for emerging markets.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  Investments in asset backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended.  Because the funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.  Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities.  The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds.  Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors.  The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks.  These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not to be interpreted as an offer of these securities.

Correlation is a measure of the interdependence of two random variables.

Alpha: Alpha measures risk-adjusted performance, factoring in the risk due to the specific security, rather than the overall market.  A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%, adjusted for the risk taken (as measured by beta).  Correspondingly, a similar negative alpha would indicate an underperformance of 1%, adjusted for risk.

Beta: Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500.  A beta of 1 indicates that the security’s price will move with the market.  A beta of less than 1 means that the security will be less volatile than the market.  A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

The HFRI Fund of Funds Composite Index is an equal-weighted index that includes both domestic and offshore fund of funds.  Funds included in the index invest with multiple managers through funds or managed accounts.  The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio.  A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

The S&P 500® Index is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States.  The stocks included in the S&P 500 are those of large publicly held companies that trade on either of the two largest American stock market exchanges; the New York Stock Exchange and the NASDAQ.

The Russell 2000® Index is a capitalization-weighted index which is a subset of the Russell 3000 Index, representing approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) is a capitalization weighted benchmark of foreign common stocks.  The index is an aggregate of 21 individual country indices that collectively represent many of the major developed world markets.

The Morgan Stanley Capital Emerging Markets Index is a capitalization weighted benchmark of foreign common stocks.  The index is an aggregate of 21 individual country indices that collectively represent many of the major emerging markets countries.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

Alpha Capital Funds

EXPENSE EXAMPLE at September 30, 2012 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/12 – 9/30/12).

Actual Expenses

The first set of lines of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Alpha Defensive Growth Fund and the Alpha Opportunistic Growth Fund.  Although the Funds charge no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Alpha Capital Funds

EXPENSE EXAMPLE at September 30, 2012 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/12	9/30/12	(4/1/12 - 9/30/12)
Actual
Defensive Growth Fund	$1,000.00	$1,025.10	$6.33
Opportunistic Growth Fund	$1,000.00	$1,039.80	$6.37

Hypothetical
(5% return before expenses)
Defensive Growth Fund	$1,000.00	$1,018.75	$6.31
Opportunistic Growth Fund	$1,000.00	$1,018.75	$6.31

*
Expenses are equal to an annualized expense ratio of 1.25% for both funds, multiplied by the average account value over the period, multiplied by 183 (days in the most recent fiscal half-year)/366 days to reflect the one-half year expense.

Alpha Defensive Growth Fund

Comparison of the change in value of a $10,000 investment in the
Alpha Defensive Growth Fund – Class I Shares vs the Barclays Capital U.S.
Aggregate Bond Index and the HFRI Hedge Fund of Funds Composite Index

		Since
Average Annual Total Return:	1 Year	Inception1
Alpha Defensive Growth Fund – Class I	7.13%	3.48%
Barclays Capital U.S. Aggregate Bond Index	5.16%	7.06%
HFRI Hedge Fund of Funds Composite Index	2.89%	-1.62%

Total Annual Fund Operating Expenses: Class I Shares – 4.35%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based index that measures the investment-grade, U.S. dollar-denominated taxable fixed income market and includes Treasury, agency, corporate, mortgage backed, asset backed and commercial mortgage backed securities.

The Hedge Fund Research, Inc. (“HFRI”) Hedge Fund of Funds Composite Index is a benchmark designed to reflect hedge fund of funds industry performance by constructing equally weighted composites of over 650 constituent funds, as reported by the hedge fund managers listed within the HFR Database.  The HFRI Monthly Indices are updated three times a month.  The current month and the prior three months are left as estimates and are subject to change.

1 The Fund commenced operations on January 31, 2011.

Alpha Opportunistic Growth Fund

Comparison of the change in value of a $10,000 investment in the
Alpha Opportunistic Growth Fund – Class I Shares vs the S&P 500® Index
and the HFRI Hedge Fund of Funds Composite Index

		Since
Average Annual Total Return:	1 Year	Inception1
Alpha Opportunistic Growth Fund – Class I	9.33%	0.35%
S&P 500® Index	30.20%	9.42%
HFRI Hedge Fund of Funds Composite Index	2.89%	-1.62%

Total Annual Fund Operating Expenses: Class I Shares – 4.16%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a capitalization-weighted unmanaged index of 500 widely traded stocks, created by Standard & Poor’s, and considered to represent the performance of the U.S. stock market in general.

The Hedge Fund Research, Inc. (“HFRI”) Hedge Fund of Funds Composite Index is a benchmark designed to reflect hedge fund of funds industry performance  by constructing equally weighted composites of over 650 constituent funds, as reported by the hedge fund managers listed within the HFR Database.  The HFRI Monthly Indices are updated three times a month.  The current month and the prior three months are left as estimates and are subject to change.

1 The Fund commenced operations on January 31, 2011.

Alpha Capital Funds

ALLOCATION OF PORTFOLIO ASSETS – at September 30, 2012 (Unaudited)

Defensive Growth Fund

Opportunistic Growth Fund

Percentages represent market value as a percentage of total investments.

Alpha Defensive Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2012

Shares		Value
	ALTERNATIVE FUNDS – 33.81%
57,354	AQR Diversified Arbitrage Fund – Institutional Class	$638,347
36,562	The Arbitrage Fund – Institutional Class*	477,130
134,116	BlackRock Emerging Markets
	Long/Short Equity Fund – Institutional Class	1,421,625
106,478	Driehaus Active Income Fund	1,114,829
113,009	TFS Market Neutral Fund*	1,740,346
	TOTAL ALTERNATIVE FUNDS
	(Cost $5,339,528)	5,392,277

	EQUITY FUNDS – 7.93%
101,773	Westwood Income Opportunity Fund – Institutional Class	1,264,019
	TOTAL EQUITY FUNDS
	(Cost $1,197,428)	1,264,019

	EXCHANGE-TRADED FUNDS – 7.12%
6,600	SPDR Gold Trust*	1,135,332
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $997,719)	1,135,332

	FIXED INCOME FUNDS – 51.06%
164,186	Osterweis Strategic Income Fund – Institutional Class	1,904,557
83,841	Payden Emerging Markets Bond Fund	1,283,613
139,255	PIMCO Real Return Fund – Institutional Class	1,749,042
169,384	RiverNorth/DoubleLine Strategic Income Fund –
	Institutional Class	1,919,127
96,477	Templeton Global Bond Fund – Advisor Class	1,287,963
	TOTAL FIXED INCOME FUNDS
	(Cost $7,915,533)	8,144,302

	MONEY MARKET FUNDS – 0.31%
50,016	Invesco STIT Liquid Assets Portfolio –
	Institutional Class, 0.17%+	50,016
	TOTAL MONEY MARKET FUNDS
	(Cost $50,016)	50,016
	Total Investments
	(Cost $15,500,224) – 100.23%	15,985,946
	Liabilities in Excess of Other Assets – (0.23)%	(36,282)
	NET ASSETS – 100.00%	$15,949,664

*	Non-income producing security.
+	Rate shown is the 7-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2012

Shares		Value
	ALTERNATIVE FUNDS – 54.54%
69,626	AQR Risk Parity Fund – Institutional Class	$829,242
62,421	FAMCO MLP & Energy Income Fund – Institutional Class	705,985
26,976	IVA Worldwide Fund – Institutional Class	437,282
74,919	PIMCO Real Return Asset Fund – Institutional Class	946,979
431,907	PIMCO Stockplus TR Short Strategy Fund – Institutional Class	1,576,462
55,097	RiverNorth Core Opportunity Fund	681,552
61,697	Robeco Boston Partners Long/Short Equity Fund –
	Institutional Class*	1,278,353
	TOTAL ALTERNATIVE FUNDS
	(Cost $6,305,943)	6,455,855

	EQUITY FUNDS – 26.53%
62,343	Aston/River Road Independent Value Fund –
	Institutional Class*	717,567
456,320	Wasatch Emerging Markets Small Cap Fund*	1,213,812
37,473	The Weitz Funds – Partners III Opportunity Fund*	483,406
35,067	Yacktman Focused Fund	726,238
	TOTAL EQUITY FUNDS
	(Cost $2,883,042)	3,141,023

	EXCHANGE-TRADED FUNDS – 8.54%
58,500	iShares Gold Trust*	1,010,295
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $948,205)	1,010,295

	FIXED INCOME FUNDS – 10.17%
101,443	Stone Harbor Emerging Market Debt Fund – Institutional Class	1,204,123
	TOTAL FIXED INCOME FUNDS
	(Cost $1,115,560)	1,204,123

	MONEY MARKET FUNDS – 0.48%
57,185	Invesco STIT Liquid Assets Portfolio –
	Institutional Class, 0.17%+	57,185
	TOTAL MONEY MARKET FUNDS
	(Cost $57,185)	57,185
	Total Investments
	(Cost $11,309,935) – 100.26%	11,868,481
	Liabilities in Excess of Other Assets – (0.26)%	(30,686)
	NET ASSETS – 100.00%	$11,837,795

*	Non-income producing security.
+	Rate shown is the 7-day yield as of September 30, 2012.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2012

	Alpha Defensive	Alpha Opportunistic
	Growth Fund	Growth Fund
ASSETS
Investments, at value (cost
$15,500,224 and $11,309,935, respectively)	$15,985,946	$11,868,481
Cash	1,302	61
Receivables:
Dividends and interest	9	11
Due from Advisor (Note 4)	—	425
Prepaid expenses	4,037	4,379
Total assets	15,991,294	11,873,357

LIABILITIES
Payables:
Due to advisor	1,390	—
Administration and fund accounting fees	11,053	8,637
Audit fees	17,428	17,428
Transfer agent fees and expenses	4,384	3,764
Custody fees	1,662	856
Legal fees	2,214	1,476
Pricing fees	91	111
Shareholder reporting	1,380	1,005
Chief Compliance Officer fee	1,500	1,500
Accrued other expenses	528	785
Total liabilities	41,630	35,562

NET ASSETS	$15,949,664	$11,837,795

CALCULATION OF NET
ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$15,949,664	$11,837,795
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	1,561,058	1,191,817
Net asset value, offering and
redemption price per share	$10.22	$9.93

COMPONENTS OF NET ASSETS
Paid-in capital	$15,679,683	$11,664,165
Undistributed net investment income	146,057	4,123
Accumulated net realized loss on investments	(361,798)	(389,039)
Net unrealized appreciation on investments	485,722	558,546
Net assets	$15,949,664	$11,837,795

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2012

	Alpha Defensive	Alpha Opportunistic
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends	$413,377	$190,597
Interest	166	108
Total income	413,543	190,705
Expenses
Advisory fees (Note 4)	69,053	55,545
Administration and fund accounting
fees (Note 4)	65,197	50,917
Transfer agent fees and expenses (Note 4)	24,843	23,161
Registration fees	21,760	21,804
Audit fees	17,428	17,428
Chief Compliance Officer fee (Note 4)	10,000	10,000
Custody fees (Note 4)	8,704	7,017
Legal fees	7,832	6,820
Trustee fees	5,238	5,153
Insurance expense	2,879	2,857
Reports to shareholders	2,844	1,811
Miscellaneous	1,597	1,589
Pricing fees (Note 4)	477	600
Total expenses	237,852	204,702
Less: advisory fee waiver and
expense reimbursement (Note 4)	(105,058)	(97,885)
Net expenses	132,794	106,817
Net investment income	280,749	83,888

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(348,455)	(378,740)
Capital gain distributions from
regulated investment companies	39,233	79,993
Net change in unrealized depreciation
on investments	683,145	974,687
Net realized and unrealized
gain on investments	373,923	675,940
Net increase in net assets
resulting from operations	$654,672	$759,828

The accompanying notes are an integral part of these financial statements.

Alpha Defensive Growth Fund
STATEMENTS OF CHANGES IN NET ASSETS

		January 31, 2011*
	Year Ended	through
	September 30, 2012	September 30, 2011
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$280,749	$116,621
Net realized loss on investments	(348,455)	(52,576)
Capital gain distributions from
regulated investment companies	39,233	—
Net change in unrealized
appreciation/(depreciation) on investments	683,145	(197,423)
Net increase/(decrease) in
net assets resulting from operations	654,672	(133,378)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(251,313)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	8,727,103	6,952,580
Total increase in net assets	9,130,462	6,819,202
NET ASSETS
Beginning of period	6,819,202	—
End of period	$15,949,664	$6,819,202
Includes undistributed net
investment income of	$146,057	$116,621

(a)  A summary of share transactions is as follows:

			January 31, 2011*
	Year Ended		through
	September 30, 2012		September 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,257,357	$12,589,108	710,904	$7,166,657
Shares issued
in reinvestment
of distributions	25,829	251,313	—	—
Shares redeemed	(412,162)	(4,113,318)	(20,870)	(214,077)
Net increase	871,024	$8,727,103	690,034	$6,952,580

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

		January 31, 2011*
	Year Ended	through
	September 30, 2012	September 30, 2011
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income/(loss)	$83,888	$(3,560)
Net realized loss on investments	(378,740)	(90,956)
Capital gain distributions from
regulated investment companies	79,993	664
Net change in unrealized
appreciation/(depreciation) on investments	974,687	(416,141)
Net increase/(decrease) in
net assets resulting from operations	759,828	(509,993)
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(79,765)	—
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	5,374,592	6,293,133
Total increase in net assets	6,054,655	5,783,140
NET ASSETS
Beginning of period	5,783,140	—
End of period	$11,837,795	$5,783,140
Includes undistributed net
investment income of	$4,123	$—

(a)  A summary of share transactions is as follows:

			January 31, 2011*
	Year Ended		through
	September 30, 2012		September 30, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	702,246	$6,702,155	628,351	$6,293,133
Shares issued
in reinvestment
of distributions	8,540	79,765	—	—
Shares redeemed	(147,320)	(1,407,328)	—	—
Net increase	563,466	$5,374,592	628,351	$6,293,133

*  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Alpha Defensive Growth Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

		January 31, 2011*
	Year Ended	through
	September 30, 2012	September 30, 2011
Net asset value, beginning of period	$9.88	$10.00

Income from investment operations:
Net investment income/(loss)(3)	0.26 (5)	0.21	(5)
Net realized and unrealized gain/
(loss) on investments	0.43	(0.33)
Total from investment operations	0.69	(0.12)

Less distributions:
From net investment income	(0.35)	—
Total distributions	(0.35)	—

Net asset value, end of period	$10.22	$9.88

Total return	7.13%	-1.20	%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)	$15,950	$6,819
Ratio of expenses to average net assets:
Before expense reimbursement(4)	2.24%	3.46	%(1)
After expense reimbursement(4)	1.25%	1.25	%(1)
Ratio of net investment income to average net assets:
Before expense reimbursement(3)	1.65%	0.82	%(1)
After expense reimbursement(3)	2.64%	3.03	%(1)
Portfolio turnover rate	127.58%	30.40	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Growth Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

		January 31, 2011*
	Year Ended	through
	September 30, 2012	September 30, 2011
Net asset value, beginning of period	$9.20	$10.00

Income from investment operations:
Net investment income/(loss)(3)	0.10 (5)	(0.01	)(5)
Net realized and unrealized gain/
(loss) on investments	0.75	(0.79)
Total from investment operations	0.85	(0.80)

Less distributions:
From net investment income	(0.12)	—
Total distributions	(0.12)	—

Net asset value, end of period	$9.93	$9.20

Total return	9.33%	-8.00	%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)	$11,838	$5,783
Ratio of expenses to average net assets:
Before expense reimbursement(4)	2.39%	3.34	%(1)
After expense reimbursement(4)	1.25%	1.25	%(1)
Ratio of net investment income to average net assets:
Before expense reimbursement(3)	(0.16)%	(2.19	)%(1)
After expense reimbursement(3)	0.98%	(0.10	)%(1)
Portfolio turnover rate	87.97%	97.15	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012

NOTE 1 – ORGANIZATION

The Alpha Defensive Growth Fund and the Alpha Opportunistic Growth Fund (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.  The Funds, which are both diversified funds, began operations on January 31, 2011.  The investment objective of the Defensive Growth Fund is to achieve capital preservation and the investment objective of the Opportunistic Growth Fund is to achieve long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their fair value, as described in note 3.
B.
Federal Income Taxes:  It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Funds’ returns filed for open tax year 2011, or expected to be taken in the Funds’ 2012 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions:  Security transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Derivatives: The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

During the year ended September 30, 2012, the Funds did not hold any derivative instruments.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of September 30, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities:  The Funds’ investments are carried at fair value.  Equity securities, including exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share, determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees  (“Board”).  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  When the Fund is unable to receive an NAV from an underlying fund, shares of the underlying fund will be valued at its fair market value as determined in good faith by the Advisor and the Trust’s Valuation Committee.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ securities as September 30, 2012:

Defensive Growth Fund
	Level 1	Level 2	Level 3	Total
Alternative Funds	$5,392,277	$—	$—	$5,392,277
Equity Funds	1,264,019	—	—	1,264,019
Exchange-Traded Funds	1,135,332	—	—	1,135,332
Fixed Income Funds	8,144,302	—	—	8,144,302
Money Market Funds	50,016	—	—	50,016
Total Investments	$15,985,946	$—	$—	$15,985,946

Opportunistic Growth Fund
	Level 1	Level 2	Level 3	Total
Alternative Funds	$6,455,855	$—	$—	$6,455,855
Equity Funds	3,141,023	—	—	3,141,023
Exchange-Traded Funds	1,010,295	—	—	1,010,295
Fixed Income Funds	1,204,123	—	—	1,204,123
Money Market Funds	57,185	—	—	57,185
Total Investments	$11,868,481	$—	$—	$11,868,481

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

Refer to the Funds’ Schedule of Investments for additional detail.  Transfers between levels are recognized at September 30, 2012, the end of the reporting period.  The Funds recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Funds during the year ended September 30, 2012.

New Accounting Pronouncement:  In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Funds are currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2012, Alpha Capital Funds Management, LLC (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement.  The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Funds pay fees calculated at an annual rate of 0.65%, based upon the average daily net assets of each Fund.  For the year ended September 30, 2012, the Defensive Growth Fund and Opportunistic Growth Fund incurred $69,053 and $55,545 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses of each Fund to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended September 30, 2012, the Advisor reduced its

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

fees in the amount of $105,058 and $97,885 for the Defensive Growth Fund and the Opportunistic Growth Fund, respectively.  No amounts were reimbursed to the Advisor.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2014	2015	Total
Defensive Growth Fund	$84,974	$105,058	$190,032
Opportunistic Growth Fund	76,853	97,885	174,738

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “transfer agent”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  Certain officers of the Funds are also employees of the Administrator.

For the year ended September 30, 2012, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Defensive	Opportunistic
	Growth Fund	Growth Fund
Administration
and Fund Accounting	$65,197	$50,917
Transfer Agency (excludes
out-of-pocket expenses)	18,134	18,350
Custody	8,704	7,017
Chief Compliance Officer	10,000	10,000

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

At September 30, 2012, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Defensive	Opportunistic
	Growth Fund	Growth Fund
Administration
and Fund Accounting	$11,053	$8,637
Transfer Agency (excludes
out-of-pocket expenses)	2,946	3,026
Chief Compliance Officer	1,500	1,500
Custody	1,662	856

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2012, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Defensive Growth Fund	$22,451,972	$13,638,776
Opportunistic Growth Fund	13,029,971	7,561,732

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2012 and the period ended September 30, 2011 were as follows:

	Ordinary Income
	September 30, 2012	September 30, 2011
Defensive Growth Fund	$251,313	$—
Opportunistic Growth Fund	79,765	—

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2012, Continued

As of September 30, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Defensive	Opportunistic
	Growth Fund	Growth Fund
Cost of investments	$15,581,092	$11,410,622
Gross tax unrealized appreciation	415,133	527,223
Gross tax unrealized depreciation	(10,279)	(69,364)
Net tax unrealized appreciation	404,854	457,859
Undistributed ordinary income	146,057	4,123
Undistributed long-term capital gain	—	—
Total distributable earnings	146,057	4,123
Other accumulated gains/(losses)	(280,930)	(288,352)
Total accumulated earnings/(losses)	$269,981	$173,630

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, preenactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that postenactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2012, the Funds had capital loss carryforwards as follows:

Short-Term Capital
Loss Carryforwards
Defensive Growth Fund	$—
Opportunistic Growth Fund	99,720

These capital losses may be carried forward indefinitely to offset future gains.

At September 30, 2012, the Defensive Growth Fund and the Opportunistic Growth Fund deferred, on a tax basis, post-October losses of $280,930 and $188,632, respectively.

Alpha Capital Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees, Advisors Series Trust and
Shareholders of:
Alpha Defensive Growth Fund
Alpha Opportunistic Growth Fund

We have audited the accompanying statements of assets and liabilities of the Alpha Defensive Growth Fund and Alpha Opportunistic Growth Fund (the “Funds”), each a series of Advisors Series Trust, including the schedules of investments, as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period January 31, 2011 (commencement of operations) to September 30, 2011.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we been engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpha Defensive Growth Fund and Alpha Opportunistic Growth Fund, as of September 30, 2012, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the year then ended and for the period January 31, 2011(commencement of operations) to September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 26, 2012

Alpha Capital Funds

NOTICE TO SHAREHOLDERS at September 30, 2012 (Unaudited)

For the year ended September 30, 2012, the Defensive Growth Fund and Opportunistic Fund designated $251,313 and $79,765, respectively, as ordinary income for purposes of the dividends paid deduction.

For the year ended September 30, 2012, certain dividends paid by the Alpha Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 2.57% and 34.08% for the Defensive Growth Fund and Opportunistic Growth Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2012 was 2.30% and 13.20% for the Defensive Growth Fund and Opportunistic Growth Fund, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422) or on the U.S. Securities and Exchange Commission’s (SEC’s) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2012

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012 is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422).  Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-9Alphacap (1-877-925-7422).

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
		and	Principal	in Fund
	Position	Length	Occupation	Complex	Other
Name, Address	Held with	of Time	During Past	Overseen by	Directorships
and Age	the Trust	Served	Five Years	Trustee(2)	Held

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 76)		term	Financial Consultant		Advisors
615 E. Michigan Street		since	and former Executive		Series Trust
Milwaukee, WI 53202		February	Vice President and Chief		(for series not
		1997.	Operating Officer of		affiliated with
			ICI Mutual Insurance		the Funds);
			Company (until		Trustee, The
			January 1997).		Forward Funds
(34 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 78)		term	President, Hotchkis		Advisors
615 E. Michigan Street		since	and Wiley Funds		Series Trust
Milwaukee, WI 53202		May 2002.	(mutual funds)		(for series not
			(1985 to 1993).		affiliated with
the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 72)		term	Senior Vice		Advisors
615 E. Michigan Street		since	President, Federal		Series Trust
Milwaukee, WI 53202		February	Home Loan Bank		(for series not
		1997.	of San Francisco.		affiliated with
the Funds).

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served	Five Years	Trustee(2)	Five Years

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 65)	Trustee	term	U.S. Bancorp		Advisors
615 E. Michigan Street		since	Fund Services, LLC		Series Trust
Milwaukee, WI 53202		September	(May 1991 to present).		(for series not
		2008.			affiliated with
the Funds).

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 65)	and Chief	term since	(May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 45)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 51)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Michael L. Ceccato	Vice	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC
(age 55)	President,	term since	(February 2008 to present); General
615 E. Michigan Street	Chief	September	Counsel/Controller, Steinhafels, Inc. (September
Milwaukee, WI 53202	Compliance	2009.	1995 to February 2008).
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 47)		term since	Fund Services, LLC (May 2006 to present); Senior
615 E. Michigan Street		June 2007.	Counsel, Wells Fargo Funds Management, LLC
Milwaukee, WI 53202			(May 2005 to May 2006); Senior Counsel, Strong
Financial Corporation (January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-877-925-7422.

Alpha Capital Funds

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-9Alphacap (1-877-925-7422) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Alpha Capital Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and/or

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Alpha Capital Funds Management, LLC
1355 Peachtree Street, Suite 750
Atlanta, Georgia 30309

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-925-7422.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2012	FYE 9/30/2011
Audit Fees	$29,000	$24,000
Audit-Related Fees	N/A	N/A
Tax Fees	$6,000	$5,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2012	FYE 9/30/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2012	FYE 9/30/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   12/3/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   12/3/12

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date _12/3/12

* Print the name and title of each signing officer under his or her signature.